SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 17, 1997


                              SpectraScience, Inc.

             (Exact Name of Registrant as Specified in its Charter)


       Minnesota                       0-13092                      41-1448837
(State or Other Jurisdiction        (Commission                   (IRS Employer
 of Incorporation                   File Number)                  Identification
                                                                  Number)

           3650 Annapolis Lane, Suite 101, Minneaplis, Minnesota 55447
                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code: (612) 509-9999

ITEM 5.  Other Events.

     On December 5, 1997, SpectraSCIENCE, Inc. announced that it received 510(k) premarket notification clearance from the United States Food and Drug Administration for its fiberoptic Reusable Biopsy Forceps. Details of this announcement are included in the attached Press Release dated December 5, 1997.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SpectraSCIENCE, Inc.



                                       By  /s/ Ching-Meng Chew
                                           -----------------------------------
                                       Ching-Meng Chew
                                       Vice President Finance & Administration
                                       Chief Financial Officer

Dated:  December 17, 1997